UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

Univar Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, Univar Solutions Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Univar Solutions Inc. 2020 Omnibus Incentive Plan (the “Plan”). Among other things, the Plan provides for 6,650,000 shares of the Company’s common stock for use under the Plan (such additional shares also subject to the share counting rules and adjustment provisions of the Plan). The Plan is described in Proposal 4 of the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 25, 2020 (as amended and supplemented, the “Proxy Statement”). The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is attached as an Exhibit to the Proxy Statement and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders (i) elected seven directors, each to serve as directors and hold office until the 2021 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and (iii) approved the Plan. Each of these proposals is described in more detail in the Proxy Statement.

The matters voted upon at the Annual Meeting and the results of the votes are as follows:

1.	Proposal 1: Election of Directors

	For	Withhold	Broker Non-Votes
Ms. Joan Braca	109,897,104	40,387,740	4,530,520
Mr. Mark J. Byrne	134,012,266	16,272,578	4,530,520
Mr. Daniel P. Doheny	116,848,569	33,436,275	4,530,520
Mr. David C. Jukes	140,372,232	9,912,612	4,530,520
Mr. Stephen D. Newlin	133,878,608	16,406,236	4,530,520
Mr. Kerry J. Preete	133,206,236	17,078,608	4,530,520
Mr. Robert L. Wood	133,026,102	17,258,742	4,530,520

2.	Proposal 2: Non-Binding Advisory Approval of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
122,162,973	19,559,188	8,562,683	4,530,520

3.	Proposal 3: Ratification of Independent Registered Public Accounting Firm for 2020

For	Against	Abstain
153,132,505	1,386,926	295,933

4.	Proposal 4: Approval of the Plan

For	Against	Abstain	Broker Non-Votes
145,870,853	4,399,027	14,964	4,530,520

Item 7.01	Regulation FD Disclosure

On May 7, 2020, the Company announced the appointment of Christopher D. Pappas as Chairman of its Board of Directors and the reduction of the size of its Board of Directors from 12 to 10 directors.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01, including Exhibit 99.1, of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Univar Solutions Inc. Press Release dated May 7, 2020

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	Univar Solutions Inc.

	By:	/s/ Noelle J. Perkins
	Name:	Noelle J. Perkins
	Title:	Senior Vice President, General Counsel and Secretary